UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2012

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

May 31, 2012

Annual Repor t

Legg Mason

Western Asset

Adjustable Rate

Income Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason Western Asset Adjustable Rate Income Fund

Fund objective

The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value resulting from movements in interest rates.

Fund name change

On August 1, 2012, the Fund’s name will change to Western Asset Adjustable Rate Income Fund. There will be no change in the Fund’s investment objective or investment policies as a result of the name change.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason Western Asset Adjustable Rate Income Fund for the twelve-month reporting period ended May 31, 2012. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2012

Legg Mason Western Asset Adjustable Rate Income Fund	III

Investment commentary

Economic review

The U.S. economy continued to grow over the twelve months ended May 31, 2012, albeit at an uneven pace. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% and 1.8% in the second and third quarters of 2011, respectively. The economy then gathered further momentum late in 2011, as the Commerce Department reported that fourth quarter GDP growth was 3.0% — the fastest pace since the second quarter of 2010. However, economic growth in the U.S. then moderated somewhat, as the Commerce Department reported that first quarter 2012 GDP growth was 1.9%.

Two factors constraining economic growth were the weak job market and continued troubles in the housing market. While there was some improvement during the reporting period, unemployment remained elevated. When the reporting period began, unemployment, as reported by the U.S. Department of Labor, was 9.0%. Unemployment stayed at or above 9.0% until October, when it dipped to 8.9%. Unemployment then declined during five out of the next six months and was 8.1% in April 2012, the lowest rate since January 2009. However, the unemployment rate then moved up to 8.2% in May 2012. The housing market showed some positive signs, although it still appears to be searching for a bottom. According to the National Association of Realtors (“NAR”), existing-home sales fluctuated throughout the period. Existing-home sales fell 1.5% on a seasonally adjusted basis in May 2012 versus the previous month. However, the NAR reported that the median existing-home price for all housing types was $182,600 in May 2012, up 7.9% from May 2011. In addition, the inventory of unsold homes fell 0.4% in May versus the previous month.

The manufacturing sector overcame a soft patch in the summer of 2011 and continued to expand during the reporting period. Looking back, based on the Institute for Supply Management’s PMI (“PMI”)ii, in February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the next several months and was 50.6 in August 2011, its lowest reading in two years. The manufacturing sector gathered momentum and ended January 2012 at 54.1, its highest reading since June 2011. The PMI then fluctuated over the last four months of the reporting period and was 53.5 in May 2012.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In August 2011, the Fed declared its intention to keep the federal funds rate steady until mid-2013. Then, in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). In January 2012, the Fed extended the period it expects to keep rates on hold, saying “economic conditions — including low rates of resource utilization and a subdued outlook for inflation over the medium run — are likely to warrant exceptionally low levels for the federal funds rate at least through late 2014.” In June, after the reporting period ended, the Fed announced that it would extend Operation Twist until the end of 2012 and that it was “prepared to take further action as appropriate to promote a stronger economic recovery and sustained improvement in labor market conditions in a context of price stability.”

IV	Legg Mason Western Asset Adjustable Rate Income Fund

Investment commentary (cont’d)

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

June 29, 2012

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide high current income and to limit the degree of fluctuation of its net asset value (“NAV”)i resulting from movements in interest rates. In seeking to achieve its investment objectives, the Fund, under normal circumstances, invests at least 80% of its assets in adjustable-rate securities. Unlike fixed-rate securities, the interest rates of the Fund’s adjustable-rate securities are periodically readjusted (typically between one and thirty-six months) to reflect current changes in interest rates. Securities in which the Fund may invest include mortgage-backed securities (“MBS”) (including U.S. government and privately-issued MBS), asset-backed securities (“ABS”), collateralized mortgage obligations, mortgage-related derivative securities (including government stripped MBS), U.S. government securities, collateralized senior loans and corporate debt securities. The Fund will normally maintain an average effective durationii, as estimated by the Fund’s portfolio managers, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated Baa/BBB or above or, if unrated, determined to be of comparable quality by Western Asset Management Company (“Western Asset”), the Fund’s subadviser) but may invest up to 20% of its assets in below investment grade bonds.

We seek to achieve low volatility of NAV by diversifying the Fund’s assets among investments we believe will, in aggregate, be resistant to significant fluctuations in market value. Instead of investing directly in particular securities, the Fund may gain exposure to a security or issuer by investing through the use of instruments such as derivatives. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the duration) and for other purposes.

At Western Asset, we utilize a fixed-income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio managers, research analysts and an in-house economist. Under this team approach, management of client fixed-income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

What were the overall market conditions during the Fund’s reporting period?

A. The spread sectors (non-Treasuries) experienced periods of volatility during the reporting period, but ultimately generated positive results. Risk aversion generally ruled the markets from June through September 2011, given mostly disappointing economic data, the European sovereign debt crisis and the Standard & Poor’s rating downgrade of U.S. sovereign debt. Most spread sectors then rallied in October given hopes of progress in Europe and some better-than-expected economic data. While risk aversion returned in November given an escalation of the European sovereign debt crisis, risk appetite returned in December and generally remained robust during the next three months. This shift in investor sentiment was triggered by indications that the U.S. economy was gathering momentum and signs of progress in the European sovereign debt crisis. However, fears that the economy may be experiencing a soft patch and contagion fears from Europe led to periods of heightened risk aversion late in the period.

Both short- and long-term Treasury yields moved lower during the reporting period. When the period began, two- and ten-year Treasury yields were 0.45% and 3.05%, respectively. Treasury yields initially moved higher and two- and ten-year Treasury yields peaked at 0.50% and 3.22%, respectively, on July 1, 2011. Yields then

2	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Fund overview (cont’d)

declined during much of the next two months due to disappointing economic data, and two-year Treasuries hit their low for the reporting period of 0.16% on September 19, 2011. Yields then moved higher during much of the next six months as the economy gained some traction and rising oil prices fanned inflationary concerns. However, yields moved sharply lower in April and May given some moderating economic data in the U.S. and renewed fears regarding the situation in Europe. When the reporting period ended on May 31, 2012, two-year Treasury yields were 0.27% and ten-year Treasury yields were 1.59% — a record low. The Barclays Capital U.S. Aggregate Indexiii returned 7.12% for the twelve months ended May 31, 2012.

How did you respond to these changing market conditions?

A. A number of adjustments were made to the Fund’s portfolio during the reporting period. We decreased the Fund’s exposure to non-agency MBS and collateralized senior loans. We also modestly pared its allocation to investment grade corporate bonds, mainly in the Financials sector. In contrast, we increased the Fund’s allocation to asset-backed securities and its cash position.

During the reporting period, we utilized Eurodollar futures and U.S. Treasury futures to manage the portfolio’s duration and yield curveiv positioning. The use of these derivative instruments modestly contributed to performance. We also used a swaption to express our views on short-term interest rate movements. This was modestly positive for performance during the reporting period

Performance review

For the twelve months ended May 31, 2012, Class A shares of Legg Mason Western Asset Adjustable Rate Income Fund, excluding sales charges, returned 0.69%. The Fund’s unmanaged benchmark, the Citigroup 6-Month U.S. Treasury Bill Indexv, returned 0.10% for the same period. The Lipper Short Investment Grade Debt Funds Category Average1 returned 1.37% over the same time frame.

Performance Snapshot as of May 31, 2012 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason Western Asset Adjustable Rate Income Fund:
Class A	2.42%	0.69%
Class B	1.99%	-0.19%
Class C♦	2.15%	0.00%
Class I	2.55%	0.95%
Citigroup 6-Month U.S. Treasury Bill Index	0.04%	0.10%
Lipper Short Investment Grade Debt Funds Category Average[1]	1.88%	1.37%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2012, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 261 funds for the six-month period and among the 250 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

♦

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	3

The 30-Day SEC Yields for the period ended May 31, 2012 for Class A, Class B, Class C♦ and Class I shares were 0.66%, -0.05%, 0.22% and 0.87%, respectively. The 30-Day SEC Yield is subject to change and is based on the yield to maturity of the Fund’s investments over a 30-day period and not on the dividends paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C♦ and Class I shares were 0.90%, 1.79%, 1.48% and 0.73%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period were its overweights to agency and non-agency MBS. They were both supported by generally solid demand from investors seeking to generate incremental yield in the low interest rate environment.

The Fund’s overweight to investment grade corporate bonds was also a positive for results. In particular, the Fund’s holdings in the Financials and Industrials sectors added the most value. In terms of individual holdings, overweights in American International Group (AIG), Citigroup Inc. and Bank of America were among the largest contributors to performance during the reporting period.

Elsewhere, yield curve positioning was a positive for results. The Fund’s overweight to relatively longer dated maturities versus the benchmark was beneficial as interest rates moved lower during the fiscal year.

What were the leading detractors from performance?

A. Modestly detracting from the Fund’s relative performance during the reporting period was its overweight exposure to commercial mortgage-backed securities. In addition, several investment grade corporate bond holdings were a slight drag on results, including the Fund’s overweights in BNP Paribas, Danske Bank and NRG Energy.

Thank you for your investment in Legg Mason Western Asset Adjustable Rate Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company

June 19, 2012

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

♦ Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

4	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Fund overview (cont’d)

Portfolio holdings and breakdowns are as of May 31, 2012 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 11 through 27 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2012 were: Corporate Bonds & Notes (28.5%), U.S. Government & Agency Obligations (24.8%), Collateralized Mortgage Obligations (20.0%), Asset-Backed Securities (17.3%) and Collateralized Senior Loans (5.2%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

Net asset value (“NAV”) is the dollar value of a single mutual fund share, based on the value of the underlying assets of the fund minus its liabilities, divided by the number of shares outstanding. NAV is calculated at the end of each business day.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

iii

The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

iv	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

[v]

The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of May 31, 2012 and May 31, 2011 and does not include derivatives, such as futures contracts and written options. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2011 and held for the six months ended May 31, 2012.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	2.42%	$1,000.00	$1,024.20	0.91%	$4.61	Class A	5.00%	$1,000.00	$1,020.45	0.91%	$4.60
Class B	1.99	1,000.00	1,019.90	1.89	9.54	Class B	5.00	1,000.00	1,015.55	1.89	9.52
Class C♦	2.15	1,000.00	1,021.50	1.47	7.43	Class C♦	5.00	1,000.00	1,017.65	1.47	7.41
Class I	2.55	1,000.00	1,025.50	0.66	3.34	Class I	5.00	1,000.00	1,021.70	0.66	3.34

[1]	For the six months ended May 31, 2012.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 366.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	7

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C♦	Class I
Twelve Months Ended 5/31/12	0.69%	-0.19%	0.00%	0.95%
Five Years Ended 5/31/12	0.85	0.28	0.30	1.01
Ten Years Ended 5/31/12	1.72	1.34	1.18	N/A
Inception* through 5/31/12	3.06	3.29	2.99	1.85

With sales charges[2]	Class A	Class B	Class C♦	Class I
Twelve Months Ended 5/31/12	-1.56%	-5.18%	0.00%	0.95%
Five Years Ended 5/31/12	0.39	0.10	0.30	1.01
Ten Years Ended 5/31/12	1.49	1.34	1.18	N/A
Inception* through 5/31/12	2.90	3.29	2.99	1.85

Cumulative total returns
Without sales charges[1]
Class A (5/31/02 through 5/31/12)	18.63%
Class B (5/31/02 through 5/31/12)	14.23
Class C♦ (5/31/02 through 5/31/12)	12.47
Class I (Inception date of 10/17/02 through 5/31/12)	19.33

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 2.25%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred.

*	Inception dates for Class A, Class B, Class C♦ and Class I shares are April 18, 1997, November 6, 1992, June 22, 1992 and October 17, 2002, respectively.
♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

8	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A, B and C♦ Shares of Legg Mason Western Asset Adjustable Rate Income Fund vs. Citigroup 6-Month U.S. Treasury Bill Index† — May 2002 - May 2012

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class A, B and C♦ shares of Legg Mason Western Asset Adjustable Rate Income Fund on May 31, 2002, assuming the deduction of the maximum initial sales charge of 2.25% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2012. The hypothetical illustration also assumes a $10,000 investment in the Citigroup 6-Month U.S. Treasury Bill Index. The Citigroup 6-Month U.S. Treasury Bill Index performance is an average of the last six 6-month U.S. Treasury bill issues. 6-month U.S. Treasury bills are guaranteed by the U.S. government and provide a fixed rate of return when held to maturity. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C♦ shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	9

Spread duration (unaudited)

Economic exposure — May 31, 2012

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Citi 6M T-Bill	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
LMWA ARI	— Legg Mason Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

10	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Effective duration (unaudited)

Interest rate exposure — May 31, 2012

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

ABS	— Asset-Backed Securities
Citi 6M T-Bill	— Citigroup 6-Month U.S. Treasury Bill Index
HY	— High Yield Corporate Bonds
IG	— Investment Grade Corporate Bonds
LMWA ARI	— Legg Mason Western Asset Adjustable Rate Income Fund
MBS	— Mortgage-Backed Securities

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	11

Schedule of investments

May 31, 2012

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 28.5%
Consumer Discretionary — 1.4%
Automobiles — 0.9%
Daimler Finance NA LLC, Senior Notes	1.674%	9/13/13	$650,000	$654,489	(a)(b)
Daimler Finance NA LLC, Senior Notes	1.249%	4/10/14	150,000	150,163	(a)(b)
Volkswagen International Finance NV, Senior Notes	1.224%	3/21/14	230,000	230,205	(a)(b)
Volkswagen International Finance NV, Senior Notes	1.078%	4/1/14	840,000	838,396	(a)(b)
Total Automobiles				1,873,253
Diversified Consumer Services — 0.0%
Service Corp. International, Senior Notes	7.500%	4/1/27	20,000	20,200
Hotels, Restaurants & Leisure — 0.1%
Caesar’s Entertainment Operating Co. Inc., Senior Notes	10.750%	2/1/16	30,000	23,850
Caesar’s Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	40,000	42,700
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	40,855	36,208	(b)
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	15,000	16,950
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	35,000	39,375
Mohegan Tribal Gaming Authority, Secured Notes	11.500%	11/1/17	20,000	21,100	(b)
NCL Corp. Ltd., Senior Notes	9.500%	11/15/18	10,000	10,950
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	10,000	11,550
Total Hotels, Restaurants & Leisure				202,683
Media — 0.0%
Cengage Learning Acquisitions Inc., Senior Notes	10.500%	1/15/15	30,000	22,500	(b)
UPCB Finance III Ltd., Senior Secured Notes	6.625%	7/1/20	20,000	19,800	(b)
Total Media				42,300
Multiline Retail — 0.4%
Target Corp., Senior Notes	0.499%	1/11/13	140,000	140,217	(a)
Target Corp., Senior Notes	0.636%	7/18/14	810,000	812,865	(a)
Total Multiline Retail				953,082
Textiles, Apparel & Luxury Goods — 0.0%
Oxford Industries Inc., Senior Secured Notes	11.375%	7/15/15	30,000	32,063
Total Consumer Discretionary				3,123,581
Consumer Staples — 1.3%
Beverages — 0.5%
Coca-Cola Co., Senior Notes	0.424%	3/14/14	800,000	801,843	(a)
PepsiCo Inc., Senior Notes	0.546%	5/10/13	430,000	430,901	(a)
Total Beverages				1,232,744
Food Products — 0.8%
Archer-Daniels-Midland Co., Senior Notes	0.627%	8/13/12	700,000	700,558	(a)

See Notes to Financial Statements.

12	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Food Products — continued
Kraft Foods Inc., Senior Notes	1.344%	7/10/13	$1,000,000	$1,005,402	(a)
Total Food Products				1,705,960
Tobacco — 0.0%
Alliance One International Inc., Senior Notes	10.000%	7/15/16	10,000	9,800
Total Consumer Staples				2,948,504
Energy — 0.3%
Energy Equipment & Services — 0.1%
Hercules Offshore LLC, Senior Secured Notes	10.500%	10/15/17	15,000	15,075	(b)
Key Energy Services Inc., Senior Notes	6.750%	3/1/21	90,000	90,788
Total Energy Equipment & Services				105,863
Oil, Gas & Consumable Fuels — 0.2%
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	65,000	63,375
Chesapeake Energy Corp., Senior Notes	6.775%	3/15/19	10,000	9,538
Chesapeake Energy Corp., Senior Notes	6.625%	8/15/20	30,000	28,350
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	40,000	40,200
El Paso Corp., Senior Subordinated Notes	7.000%	6/15/17	140,000	157,827
Enterprise Products Operating LLP, Subordinated Notes	7.034%	1/15/68	60,000	63,974	(a)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	10,000	10,900
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	20,000	20,600
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	37,000	51,708
Total Oil, Gas & Consumable Fuels				446,472
Total Energy				552,335
Financials — 21.1%
Capital Markets — 7.1%
Credit Suisse AG, Senior Notes	1.427%	1/14/14	2,750,000	2,751,746	(a)
Credit Suisse AG/Guernsey, Senior Secured Bonds	1.625%	3/6/15	500,000	505,580	(b)
Goldman Sachs Group Inc., Senior Notes	1.466%	2/7/14	1,250,000	1,220,049	(a)
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	2,000,000	510,000	(b)(c)(d)(e)
Merrill Lynch & Co. Inc., Senior Notes	0.710%	6/5/12	2,470,000	2,470,000	(a)
Morgan Stanley, Medium-Term Notes	0.769%	1/9/14	2,000,000	1,884,160	(a)
Morgan Stanley, Senior Notes	0.824%	6/20/12	2,710,000	2,710,832	(a)
Morgan Stanley, Senior Notes	2.967%	5/14/13	1,320,000	1,314,407	(a)
NIBC Bank NV, Senior Notes	0.864%	12/2/14	2,570,000	2,548,576	(a)(b)
Total Capital Markets				15,915,350
Commercial Banks — 6.3%
American Express Bank FSB, Senior Notes	0.389%	6/12/12	1,016,000	1,016,035	(a)
Australia & New Zealand Banking Group Ltd., Notes	0.669%	7/7/12	500,000	500,080	(a)(b)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	13

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Commercial Banks — continued
BNP Paribas, Senior Notes	1.369%	1/10/14	$550,000	$534,970	(a)
Citibank N.A., Senior Notes	0.467%	11/15/12	3,000,000	3,004,542	(a)
Danske Bank A/S, Senior Notes	1.517%	4/14/14	690,000	674,291	(a)(b)
Dexia Credit Local, Senior Notes	0.946%	4/29/14	910,000	853,445	(a)(b)
Dexia Credit Local NY, Senior Notes	0.880%	3/5/13	1,400,000	1,352,292	(a)(b)
DnB NOR Boligkreditt, Secured Bonds	2.900%	3/29/16	1,100,000	1,143,757	(b)
FIH Erhvervsbank A/S, Senior Notes	2.000%	6/12/13	520,000	526,627	(b)
Landsbanki Islands HF, Senior Notes	6.059%	8/25/09	2,000,000	100,000	(a)(b)(c)(d)(e)
Nordea Eiendomskreditt AS, Secured Bonds	0.889%	4/7/14	1,390,000	1,389,380	(a)(b)
Wachovia Corp., Senior Notes	0.656%	8/1/13	1,250,000	1,251,680	(a)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	1,590,000	1,665,585	(b)
Total Commercial Banks				14,012,684
Consumer Finance — 2.4%
Ally Financial Inc., Notes	2.200%	12/19/12	2,180,000	2,205,005
Ally Financial Inc., Senior Notes	7.500%	12/31/13	125,000	132,813
Ally Financial Inc., Senior Notes	5.500%	2/15/17	620,000	621,193
American Honda Finance Corp., Notes	0.687%	8/28/12	880,000	880,312	(a)(b)
American Honda Finance Corp., Senior Notes	0.836%	11/7/12	500,000	500,469	(a)(b)
American Honda Finance Corp., Bonds	0.916%	5/8/14	1,100,000	1,102,106	(a)(b)
Total Consumer Finance				5,441,898
Diversified Financial Services — 3.8%
Bank of America Corp., Senior Notes	0.674%	6/22/12	2,250,000	2,250,758	(a)
Citigroup Inc., Senior Notes	6.000%	12/13/13	670,000	703,769
General Electric Capital Corp., Senior Notes	0.636%	7/27/12	1,850,000	1,851,203	(a)
General Electric Capital Corp., Senior Notes	2.125%	12/21/12	1,270,000	1,283,526
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	140,000	156,100
NCUA Guaranteed Notes, Senior Notes	0.259%	6/12/13	780,000	779,750	(a)
SSIF Nevada LP, Senior Notes	1.167%	4/14/14	1,400,000	1,390,743	(a)(b)
Total Diversified Financial Services				8,415,849
Insurance — 1.5%
American International Group Inc., Senior Notes	3.750%	11/30/13	620,000	628,413	(b)
MetLife Inc., Senior Notes	1.716%	8/6/13	800,000	807,919	(a)
Suncorp-Metway Ltd., Senior Notes	1.967%	7/16/12	1,970,000	1,973,684	(a)(b)
Total Insurance				3,410,016
Total Financials				47,195,797
Health Care — 1.0%
Health Care Providers & Services — 0.3%
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	563,000	629,152

See Notes to Financial Statements.

14	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Universal Hospital Services Inc., Senior Secured Notes	8.500%	6/1/15	$5,000	$5,119	(f)
US Oncology Inc. Escrow	—	—	20,000	400	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	20,000	19,700
Total Health Care Providers & Services				654,371
Pharmaceuticals — 0.7%
Johnson & Johnson, Senior Notes	0.557%	5/15/14	900,000	904,675	(a)
Sanofi, Senior Notes	0.783%	3/28/14	700,000	703,715	(a)
Total Pharmaceuticals				1,608,390
Total Health Care				2,262,761
Industrials — 0.8%
Aerospace & Defense — 0.3%
United Technologies Corp., Senior Notes	0.747%	12/2/13	780,000	783,013	(a)
Airlines — 0.0%
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	40,000	41,400	(b)
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	20,382	20,789
Delta Air Lines Inc., Senior Secured Notes	9.500%	9/15/14	8,000	8,460	(b)
Total Airlines				70,649
Machinery — 0.4%
Caterpillar Inc., Senior Notes	0.567%	11/21/12	800,000	800,462	(a)
Road & Rail — 0.0%
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	49,000	55,860
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	3,000	3,104
Total Road & Rail				58,964
Trading Companies & Distributors — 0.1%
Ashtead Capital Inc., Notes	9.000%	8/15/16	100,000	104,500	(b)
H&E Equipment Services Inc., Senior Notes	8.375%	7/15/16	40,000	41,400
Total Trading Companies & Distributors				145,900
Total Industrials				1,858,988
Information Technology — 0.6%
IT Services — 0.6%
International Business Machines Corp., Senior Notes	0.504%	6/15/12	1,370,000	1,370,197	(a)
Semiconductors & Semiconductor Equipment — 0.0%
Freescale Semiconductor Inc., Senior Secured Notes	9.250%	4/15/18	40,000	42,300	(b)
Total Information Technology				1,412,497
Materials — 0.1%
Metals & Mining — 0.0%
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	6,000	6,782

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	15

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Paper & Forest Products — 0.1%
Appleton Papers Inc., Senior Secured Notes	11.250%	12/15/15	$50,000	$52,875
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	55,000	34,375	(e)
Smurfit Capital Funding PLC, Debentures	7.500%	11/20/25	30,000	29,925
Total Paper & Forest Products				117,175
Total Materials				123,957
Telecommunication Services — 0.9%
Diversified Telecommunication Services — 0.8%
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	5,000	5,183
Intelsat Jackson Holdings Ltd., Senior Notes	11.250%	6/15/16	175,000	183,094
Qwest Corp., Senior Notes	3.724%	6/15/13	180,000	181,352	(a)
Verizon Communications Inc., Senior Notes	1.083%	3/28/14	1,350,000	1,363,015	(a)
Total Diversified Telecommunication Services				1,732,644
Wireless Telecommunication Services — 0.1%
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	15,000	15,900
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	190,000	142,025
Total Wireless Telecommunication Services				157,925
Total Telecommunication Services				1,890,569
Utilities — 1.0%
Independent Power Producers & Energy Traders — 0.6%
AES Corp., Senior Notes	7.750%	10/15/15	220,000	245,300
AES Corp., Senior Notes	7.375%	7/1/21	110,000	119,350	(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	728,000	788,060
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	99,378
Total Independent Power Producers & Energy Traders				1,252,088
Multi-Utilities — 0.4%
DTE Energy Co., Senior Notes	1.180%	6/3/13	370,000	370,597	(a)
PG&E Corp., Senior Notes	5.750%	4/1/14	470,000	509,393
Total Multi-Utilities				879,990
Total Utilities				2,132,078
Total Corporate Bonds & Notes (Cost — $66,957,902)				63,501,067
Asset-Backed Securities — 17.3%
Access Group Inc., 2005-1 A2	0.584%	3/23/20	800,000	795,835	(a)
Ally Auto Receivables Trust, 2010-2 A3	1.380%	7/15/14	375,459	376,923
Ally Auto Receivables Trust, 2011-4 A2	0.650%	3/17/14	638,655	638,888
Ally Auto Receivables Trust, 2012-2 A2	0.560%	10/15/14	1,100,000	1,099,595
American Express Credit Account Master Trust, 2011-2 A	0.359%	6/15/16	2,200,000	2,201,175	(a)

See Notes to Financial Statements.

16	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Amortizing Residential Collateral Trust, 2002-BC4 M1	1.289%	7/25/32	$1,376,320	$1,167,870	(a)
Amortizing Residential Collateral Trust, 2002-BC6 A2	0.939%	8/25/32	341,048	256,925	(a)
ARI Fleet Lease Trust, 2010-A A	1.689%	8/15/18	113,974	114,178	(a)(b)
Business Loan Express, 2001-2A A	0.819%	1/25/28	662,292	423,700	(a)(b)
Business Loan Express, 2002-1A A	0.789%	7/25/28	440,870	383,409	(a)(b)
Business Loan Express, 2002-AA A	0.889%	6/25/28	372,256	191,782	(a)(b)
Business Loan Express, 2003-AA A	1.189%	5/15/29	833,703	533,031	(a)(b)
Chase Issuance Trust, 2011-A3 A3	0.359%	12/15/15	400,000	400,067	(a)
Chase Issuance Trust, 2012-A1 A1	0.339%	5/16/16	1,700,000	1,700,586	(a)
Cumberland Clo Ltd., 2005-2A A	0.716%	11/10/19	478,143	467,752	(a)(b)
Ford Credit Auto Owner Trust, 2012-B A2	0.570%	1/15/15	1,200,000	1,199,567
Ford Credit Auto Owner Trust, 2012-B A3	0.720%	12/15/16	1,200,000	1,199,598
GSAMP Trust, 2006-SEA1 A	0.539%	5/25/36	1,214,990	1,008,859	(a)(b)
Honda Auto Receivables Owner Trust, 2011-2 A2	0.570%	7/18/13	1,460,112	1,460,416
Honda Auto Receivables Owner Trust, 2012-2 A2	0.560%	11/17/14	1,100,000	1,099,535
Honda Auto Receivables Owner Trust, 2012-2 A3	0.700%	2/16/16	900,000	899,598
NCUA Guaranteed Notes, 2010-A1 A	0.589%	12/7/20	3,018,498	3,029,455	(a)
New Century Home Equity Loan Trust, 2004-2 M2	0.859%	8/25/34	4,660,998	3,909,746	(a)
NovaStar Home Equity Loan Trust, 2003-1 M1	1.664%	5/25/33	588,210	349,082	(a)
Renaissance Home Equity Loan Trust, 2003-1 A	1.099%	6/25/33	835,891	659,544	(a)
Renaissance Home Equity Loan Trust, 2003-2 A	0.679%	8/25/33	728,195	608,000	(a)
Renaissance Home Equity Loan Trust, 2003-3 A	0.739%	12/25/33	2,188,033	1,865,433	(a)
Residential Asset Mortgage Products Inc., 2004-SL3 A4	8.500%	12/25/31	19,055	19,867
SACO I Trust, 2006-5 1A	0.539%	4/25/36	483,817	199,921	(a)
Saxon Asset Securities Trust, 2003-1 M1	1.289%	6/25/33	602,082	413,022	(a)
SLM Student Loan Trust, 2003-11 A4	0.664%	6/15/20	199,244	198,887	(a)
SLM Student Loan Trust, 2004-02 A4	0.596%	10/25/19	590,254	587,736	(a)
SLM Student Loan Trust, 2004-04 A4	0.596%	1/25/19	945,163	941,685	(a)
SLM Student Loan Trust, 2004-10 A5A	1.216%	4/25/23	1,200,000	1,210,867	(a)(b)
SLM Student Loan Trust, 2005-05 A2	0.546%	10/25/21	272,007	270,949	(a)
SLM Student Loan Trust, 2006-4 A4	0.546%	4/25/23	353,714	352,561	(a)
SLM Student Loan Trust, 2006-8 A3	0.486%	1/25/18	269,993	269,882	(a)
SLM Student Loan Trust, 2007-2 A2	0.466%	7/25/17	550,527	548,537	(a)
SLM Student Loan Trust, 2008-5 A2	1.566%	10/25/16	418,584	422,355	(a)
SLM Student Loan Trust, 2011-B A1	1.089%	12/16/24	681,702	679,550	(a)(b)
SLM Student Loan Trust, 2012-A A1	1.639%	8/15/25	1,005,061	1,013,299	(a)(b)
SLM Student Loan Trust, 2012-B A1	1.339%	12/15/21	650,719	651,986	(a)(b)
SLM Student Loan Trust, 2012-C A1	1.340%	8/15/23	800,000	801,750	(a)(b)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	17

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Specialty Underwriting & Residential Finance Trust, 2003-BC1 A	0.919%	1/25/34	$118,169	$91,005	(a)
Structured Asset Investment Loan Trust, 2003-BC1 A2	0.919%	1/25/33	494,000	426,416	(a)
Toyota Auto Receivables Owner Trust, 2011-A A2	0.610%	5/15/13	572,197	572,349
Toyota Auto Receivables Owner Trust, 2012-A A2	0.570%	10/15/14	900,000	899,809
Total Asset-Backed Securities (Cost — $41,996,738)				38,612,982
Collateralized Mortgage Obligations — 20.0%
American Home Mortgage Assets, 2006-4 1A12	0.449%	10/25/46	3,454,292	1,603,905	(a)
Banc of America Mortgage Securities Inc., 2003-B 1A1	2.997%	3/25/33	40,441	41,265	(a)
Bear Stearns Alt-A Trust, 2005-02 1A1	0.739%	3/25/35	538,604	459,589	(a)
Bear Stearns ARM Trust, 2004-12 1A1	2.818%	2/25/35	515,722	325,938	(a)
Bear Stearns ARM Trust, 2006-4 1A1	2.725%	10/25/36	294,679	186,189	(a)
Bear Stearns Asset-Backed Securities Trust, 2003-AC5 A3	1.339%	10/25/33	1,722,927	1,561,794	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2	0.539%	8/25/35	13,468	9,239	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2	0.529%	10/25/35	41,015	27,828	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2	0.439%	1/25/36	18,788	11,684	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-3A A2	0.469%	7/25/36	122,185	73,090	(a)(b)
Countrywide Home Loan Mortgage Pass-Through Trust, 2002-26 A4	0.739%	12/25/17	673,759	643,631	(a)
Countrywide Home Loan Mortgage Pass-Through Trust, 2003-37 2A1	2.662%	9/25/33	658,809	618,578	(a)
Deutsche Mortgage Securities Inc., 2004-4 7AR2	0.689%	6/25/34	652,113	577,863	(a)
FDIC Structured Sale Guaranteed Notes, 2010-S1 1A	0.789%	2/25/48	513,468	514,208	(a)(b)
FDIC Structured Sale Guaranteed Notes, 2010-S2	0.939%	12/29/45	1,030,700	1,022,970	(a)(b)(g)
Federal Home Loan Mortgage Corp. (FHLMC), 1997-19 F	1.064%	6/1/28	285,158	278,644	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	3.828%	1/25/28	368,771	392,614	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	3.382%	3/25/42	2,554,368	2,687,413	(a)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	3.367%	8/25/43	2,468,845	2,522,911	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 1997-20 F	0.648%	3/25/27	612,543	604,617	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, 2005-86 FC	0.539%	10/25/35	886,528	887,147	(a)
Federal National Mortgage Association (FNMA), REMIC Trust, PAC, 2003-117 KF	0.639%	8/25/33	1,567,383	1,570,800	(a)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.132%	8/25/42	2,117,443	2,294,705	(a)

See Notes to Financial Statements.

18	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1	0.639%	5/25/42	$346,419	$345,613	(a)
First Republican Mortgage Loan Trust, 2000-FRB1 A2	3.136%	6/25/30	616,145	617,143	(a)
First Union-Lehman Brothers Commercial Mortgage Trust, IO, 1997-C1	1.986%	4/18/29	389,126	649	(a)(d)
Government National Mortgage Association (GNMA), 2011-H07 FA	0.741%	2/20/61	623,324	623,570	(a)
GS Mortgage Securities Corp. II, 2000-1A A	0.940%	6/20/24	456,243	389,777	(a)(b)
GS Mortgage Securities Corp. II, 2007-EOP A2	1.260%	3/6/20	840,000	830,100	(a)(b)
Harborview Mortgage Loan Trust, 2004-2 2A1	0.760%	6/19/34	1,012,211	674,326	(a)
IMPAC CMB Trust, 2003-8 1A2	1.239%	10/25/33	77,007	66,865	(a)
IMPAC Secured Assets Corp., 2004-3 1A4	1.039%	11/25/34	241,661	229,506	(a)
Indymac Index Mortgage Loan Trust, 2005-AR21 4A1	5.026%	10/25/35	1,787,540	1,382,596	(a)
JPMorgan Commercial Mortgage Finance Corp., IO, 1997-C5 X	1.254%	9/15/29	422,765	10,948	(a)(d)
LB Commercial Conduit Mortgage Trust, IO, 1998-C4 X	1.413%	10/15/35	1,225,702	53,840	(a)(d)
Merrill Lynch Mortgage Investors Inc., 2005-A2 A4	2.518%	2/25/35	617,812	609,309	(a)
NCUA Guaranteed Notes, 2011-R1 1A	0.689%	1/8/20	672,578	674,050	(a)
New York Mortgage Trust Inc., 2005-2 A	0.569%	8/25/35	787,524	719,371	(a)
Residential Accredit Loans Inc., 2003-QA1 A1	0.919%	12/25/33	1,246,171	1,205,259	(a)
Residential Asset Mortgage Products Inc., 2004-SL2 A4	8.500%	10/25/31	16,284	17,350
Residential Asset Mortgage Products Inc., 2004-SL3 A3	7.500%	12/25/31	12,060	12,261
Residential Asset Mortgage Products Inc., 2004-SL4 A5	7.500%	7/25/32	24,365	23,179
Residential Asset Securitization Trust, 2003-A5 A5	0.739%	6/25/33	406,524	400,870	(a)
Residential Asset Securitization Trust, PAC, 2003-A11 A2	0.689%	11/25/33	633,974	579,232	(a)
Residential Asset Securitization Trust, PAC, 2004-A2 1A3	0.639%	5/25/34	498,592	474,750	(a)
Sequoia Mortgage Trust, 2002-9 2A	2.331%	9/20/32	462,683	440,576	(a)
Sequoia Mortgage Trust, 2003-2 A1	0.900%	6/20/33	428,256	381,462	(a)
Structured ARM Loan Trust, 2004-01 2A	0.549%	2/25/34	257,574	218,307	(a)
Structured ARM Loan Trust, 2004-02 1A1	3.183%	3/25/34	652,007	602,250	(a)
Structured ARM Loan Trust, 2004-17 A1	1.308%	11/25/34	890,008	777,607	(a)
Structured Asset Mortgage Investments Inc., 2003-CL1 1F2	0.839%	7/25/32	821,648	757,996	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A1	2.477%	12/27/35	1,304,274	726,795	(a)
Structured Asset Mortgage Investments Inc., 2005-AR7 1A2	0.619%	12/27/35	827,397	72,218	(a)
Structured Asset Securities Corp., 1998-3 M1	1.239%	3/25/28	891,317	836,670	(a)
Structured Asset Securities Corp., 1998-8 M1	1.179%	8/25/28	2,015,107	1,826,187	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	19

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations — continued
Structured Asset Securities Corp., 2002-11A 1A1	2.202%	6/25/32	$269,698	$234,896	(a)
Structured Asset Securities Corp., 2002-18A 1A1	3.118%	9/25/32	72,657	67,975	(a)
Structured Asset Securities Corp., 2003-08 2A9	0.739%	4/25/33	308,675	300,291	(a)
Structured Asset Securities Corp., 2005-RF3 2A	3.615%	6/25/35	1,521,416	1,342,876	(a)(b)
Thornburg Mortgage Securities Trust, 2004-1 I2A	1.139%	3/25/44	192,332	173,125	(a)
Wachovia Mortgage Loan Trust LLC, 2005-A 1A1	2.851%	8/20/35	1,246,670	891,145	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2003-S4 2A9	1.389%	6/25/33	1,406,722	1,376,238	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2004-AR02 A	1.552%	4/25/44	630,530	502,279	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR06 2A	1.119%	8/25/46	1,463,701	646,517	(a)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR07 2A	1.139%	7/25/46	3,105,039	2,038,242	(a)
Wells Fargo Mortgage Backed Securities Trust, 2004-Y 1A1	2.620%	11/25/34	1,589,237	1,513,408	(a)
Total Collateralized Mortgage Obligations (Cost — $51,578,219)				44,584,246
Collateralized Senior Loans — 5.2%
Consumer Discretionary — 3.5%
Auto Components — 0.4%
Allison Transmission Inc., Term Loan B	2.740%	8/7/14	886,657	876,189	(h)
Hotels, Restaurants & Leisure — 1.1%
Aramark Corp., Extended Term Loan B	3.489%	7/26/16	608,838	604,843	(h)
Aramark Corp., Non-Extended Synthetic letter of Credit	2.345%	1/27/14	279,758	278,330	(h)
El Pollo Loco Inc., First Lien Term Loan	9.250%	7/14/17	9,925	9,875	(h)
Golden Nugget Inc., New Delayed Draw Term Loan	3.240%	6/30/14	993,910	949,391	(h)
Las Vegas Sands LLC, Extended Delayed Draw Term Loan	2.850%	11/23/16	126,382	123,064	(h)
Las Vegas Sands LLC, Extended Term Loan B	2.850%	11/23/16	500,369	488,642	(h)
Total Hotels, Restaurants & Leisure				2,454,145
Media — 1.2%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.740%	7/5/17	668,500	568,225	(h)
Charter Communications Operating LLC, Extended Term Loan C	3.720%	9/6/16	661,395	654,191	(h)
Charter Communications Operating LLC, Term Loan D	4.000%	5/15/19	500,000	494,250	(h)
Univision Communications Inc., Extended Term Loan	4.489%	3/31/17	874,148	804,054	(h)
UPC Financing Partnership, Term Loan T	3.739%	12/30/16	85,406	84,338	(h)
Total Media				2,605,058

See Notes to Financial Statements.

20	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Multiline Retail — 0.4%
Neiman-Marcus Group Inc., Extended Term Loan	4.750%	5/16/18	$925,000	$912,209	(h)
Specialty Retail — 0.4%
Michaels Stores Inc., Term Loan B2	5.000%	7/29/16	925,337	924,759	(h)
Total Consumer Discretionary				7,772,360
Health Care — 0.6%
Health Care Providers & Services — 0.6%
Community Health Systems Inc., Non-Extended Term Loan	2.489 - 2.717%	7/25/14	710,703	698,654	(h)
HCA Inc., Term Loan B	2.489%	11/18/13	630,983	626,319	(h)
Total Health Care				1,324,973
Industrials — 0.5%
Airlines — 0.3%
DAE Aviation Holdings Inc., Tranche B-1 Term Loan	5.350 - 5.470%	7/31/14	561,069	555,459	(h)
Commercial Services & Supplies — 0.2%
Altegrity Inc., Term Loan	2.990%	2/21/15	574,636	547,700	(h)
Marine — 0.0%
Trico Shipping AS, New Term Loan A	10.000%	5/13/14	1,875	1,875	(d)(h)
Trico Shipping AS, New Term Loan B	—	5/13/14	3,300	3,300	(d)(i)
Total Marine				5,175
Total Industrials				1,108,334
Information Technology — 0.4%
IT Services — 0.4%
First Data Corp., Extended Term Loan B	4.239%	3/23/18	395,228	360,110	(h)
First Data Corp., Non-Extended Term Loan B2	2.989%	9/24/14	479,348	455,980	(h)
Total Information Technology				816,090
Utilities — 0.2%
Electric Utilities — 0.2%
Texas Competitive Electric Holdings Co. LLC, Extended Term Loan	4.739%	10/10/17	930,144	544,483	(h)
Total Collateralized Senior Loans (Cost — $12,190,078)				11,566,240
U.S. Government & Agency Obligations — 24.8%
U.S. Government Agencies — 23.5%
Federal Farm Credit Bank (FFCB), Bonds	0.209%	4/17/13	2,250,000	2,251,476	(a)
Federal Farm Credit Bank (FFCB), Bonds	0.290%	10/15/13	2,000,000	2,001,700	(a)
Federal Home Loan Bank (FHLB), Bonds	0.200%	4/26/13	2,250,000	2,250,317	(a)
Federal Home Loan Bank (FHLB), Bonds	0.375%	1/29/14	2,520,000	2,523,347

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	21

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.750%	8/1/29	$40,170	$41,100	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.352%	8/1/32	214,756	217,688	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 3/1 Hybrid ARM	2.725%	8/1/32	31,889	32,211	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.320%	12/1/26	100,879	107,285	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.555%	7/1/29	254,824	271,508	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.560%	7/1/29	91,977	98,325	(a)
Federal Home Loan Mortgage Corp. (FHLMC), 5/1 Hybrid ARM	2.215%	7/1/33	835,664	862,807	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	4.471%	8/1/25	64,894	65,840	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Five Year CMT ARM	5.001%	12/1/30	41,538	42,102	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Gold Thirty Year	6.500%	4/1/29	2,570	2,949
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.189%	5/6/13	3,500,000	3,499,766	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.209%	11/4/13	2,250,000	2,251,406	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.349%	12/1/23	141,916	150,457	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.308%	2/1/24	91,085	92,118	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.141%	4/1/26	457,801	483,677	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.263%	6/1/29	861,978	914,136	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.529%	7/1/29	272,919	292,091	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.449%	3/1/31	126,837	135,373	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.325%	5/1/31	5,643	5,662	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.509%	3/1/33	1,558,390	1,661,311	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year CMT ARM	2.344%	10/1/33	299,944	317,011	(a)
Federal Home Loan Mortgage Corp. (FHLMC), One Year LIBOR	2.785%	5/1/33	873,313	928,901	(a)

See Notes to Financial Statements.

22	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.125%	7/15/12	$2,250,000	$2,264,024
Federal Home Loan Mortgage Corp. (FHLMC), Six Month LIBOR	2.742%	7/1/27	56,055	56,532	(a)
Federal Home Loan Mortgage Corp. (FHLMC), Three Year CMT ARM	3.205%	12/1/30	133,955	134,827	(a)
Federal National Mortgage Association (FNMA), 11th District COFI	5.499%	2/1/31	764,840	823,438	(a)
Federal National Mortgage Association (FNMA), Bonds	2.271%	4/1/33	389,844	413,296	(a)
Federal National Mortgage Association (FNMA), Five Year CMT ARM	5.625%	5/1/30	358,091	361,349	(a)
Federal National Mortgage Association (FNMA), Notes	0.229%	7/26/12	1,500,000	1,500,335	(a)
Federal National Mortgage Association (FNMA), Notes	0.260%	11/23/12	3,000,000	3,001,992	(a)
Federal National Mortgage Association (FNMA), Notes	0.350%	12/3/12	2,250,000	2,252,106	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.403%	11/1/18	160,052	171,326	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.346%	4/1/20	59,271	63,250	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.335%	7/1/21	61,634	62,349	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.402%	8/1/22	38,671	41,396	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.571%	7/1/23	60,731	65,210	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.865%	8/1/23	61,404	61,703	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.502%	2/1/24	164,554	176,118	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.177%	4/1/25	397,300	418,810	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.280%	12/1/25	57,332	60,599	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.465%	1/1/27	149,506	159,344	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.529%	7/1/27	244,130	261,069	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.969%	8/1/27	172,190	180,042	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.200%	2/1/28	27,674	29,089	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.393%	3/1/28	86,128	87,425	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	23

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.506%	2/1/29	$227,600	$243,392	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.508%	8/1/29	362,944	389,323	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	11/1/29	329,643	348,364	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.573%	1/1/30	157,849	160,362	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.708%	12/1/30	666,722	713,468	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.360%	1/1/31	191,355	202,966	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.237%	2/1/31	170,110	178,349	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.396%	3/1/31	135,626	144,009	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.211%	4/1/31	59,573	62,564	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.255%	4/1/31	269,842	283,453	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.366%	7/1/31	132,585	140,708	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.374%	9/1/31	79,310	83,625	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.400%	9/1/31	207,482	217,704	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	1.655%	10/1/31	157,327	159,751	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.250%	6/1/32	61,525	61,986	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.544%	7/1/32	348,921	357,390	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.142%	9/1/32	449,260	468,382	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.267%	12/1/32	839,652	862,286	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.340%	1/1/33	154,261	160,510	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.415%	1/1/33	255,034	258,034	(a)
Federal National Mortgage Association (FNMA), One Year CMT ARM	2.384%	5/1/33	502,161	531,768	(a)
Federal National Mortgage Association (FNMA), One Year LIBOR	2.289%	8/1/32	263,652	278,880	(a)

See Notes to Financial Statements.

24	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Federal National Mortgage Association (FNMA), Six Month CD ARM	1.654%	12/1/20	$318,184	$321,299	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.575%	6/1/24	9,413	9,489	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.375%	7/1/24	249,781	259,318	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.262%	9/1/24	665,282	690,204	(a)
Federal National Mortgage Association (FNMA), Six Month CD ARM	2.350%	9/1/24	245,812	252,609	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.125%	11/1/31	70,259	71,525	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.090%	1/1/33	367,484	387,446	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.084%	5/1/33	1,438,901	1,494,890	(a)
Federal National Mortgage Association (FNMA), Six Month LIBOR	2.168%	6/1/33	803,830	847,249	(a)
Federal National Mortgage Association (FNMA), Three Year CMT ARM	4.736%	6/1/30	977,496	1,047,512	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	2/20/16	73,470	77,176	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	6/20/17	101,762	105,804	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	9/20/20	393,606	412,538	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.500%	3/20/21	117,896	123,179	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	3.000%	3/20/21	134,427	141,206	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	6/20/22	820,730	853,332	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/22	202,852	209,786	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/22	519,226	538,705	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	11/20/22	279,086	289,556	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	12/20/22	106,121	110,102	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/23	171,862	178,689	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	1/20/24	131,756	136,919	(a)

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	25

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Agencies — continued
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	3/20/24	$279,785	$290,747	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/26	167,131	173,770	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/27	325,178	336,293	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	10/20/27	321,960	334,038	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	4/20/32	405,345	421,446	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	2.375%	5/20/32	129,491	134,635	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	7/20/32	923,897	955,477	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	8/20/32	605,878	626,588	(a)
Government National Mortgage Association (GNMA) II, One Year CMT ARM	1.625%	9/20/32	133,524	138,089	(a)
Total U.S. Government Agencies				52,423,083
U.S. Government Obligations — 1.3%
U.S. Treasury Notes	0.250%	1/15/15	3,000,000	2,994,375
Total U.S. Government & Agency Obligations (Cost — $54,434,263)				55,417,458

			Shares
Common Stocks — 0.1%
Consumer Discretionary — 0.1%
Hotels, Restaurants & Leisure — 0.1%
Tropicana Entertainment Inc.			17,545	245,454	*
Industrials — 0.0%
Marine — 0.0%
DeepOcean Group Holding AS			886	15,062	*(g)
Materials — 0.0%
Chemicals — 0.0%
Georgia Gulf Corp.			935	27,826	*
Total Common Stocks (Cost — $339,880)				288,342

		Expiration Date	Warrants
Warrants — 0.0%
Buffets Restaurant Holdings (Cost — $0)		4/28/14	21	0	*(d)(g)(j)
Total Investments before Short-Term Investments (Cost — $227,497,080)				213,970,335

See Notes to Financial Statements.

26	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Schedule of investments (cont’d)

May 31, 2012

Legg Mason Western Asset Adjustable Rate Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 4.2%
Certificate of Deposit — 0.9%
Rabobank Nederland of NY, Senior Deposits (Cost — $2,000,233)	0.663%	11/30/12	$2,000,000	$2,000,096	(a)
U.S. Government Agencies — 1.4%
Federal Home Loan Bank (FHLB), Discount Notes	0.220%	4/2/13	950,000	948,634	(k)
Federal Home Loan Mortgage Corp. (FHLMC), Discount Notes	0.190%	4/23/13	2,250,000	2,246,542	(k)
Total U.S. Government Agencies (Cost — $3,194,358)				3,195,176
Repurchase Agreements — 1.9%
State Street Bank & Trust Co. repurchase agreement dated 5/31/12; Proceeds at maturity — $4,245,001; (Fully collateralized by U.S. Treasury Notes, 2.625% due 8/15/20; Market Value — $4,334,968) (Cost — $4,245,000)	0.010%	6/1/12	4,245,000	4,245,000
Total Short-Term Investments (Cost — $9,439,591)				9,440,272
Total Investments — 100.1% (Cost — $236,936,671#)				223,410,607
Liabilities in Excess of Other Assets — (0.1)%				(321,137)
Total Net Assets — 100.0%				$223,089,470

*	Non-income producing security.

(a)	Variable rate security. Interest rate disclosed is as of the most recent information available.

(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees, unless otherwise noted.

(c)	The maturity principal is currently in default as of May 31, 2012.

(d)	Illiquid security (unaudited).

(e)	The coupon payment on these securities is currently in default as of May 31, 2012.

(f)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(g)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

(h)	Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	All or a portion of this loan is unfunded as of May 31, 2012.

(j)	Value is less than $1.

(k)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is $238,106,095.

Abbreviations used in this schedule:
ARM	— Adjustable Rate Mortgage
CD	— Certificate of Deposit
CMB	— Cash Management Bill
CMT	— Constant Maturity Treasury
COFI	— Cost of Funds Index
IO	— Interest Only
LIBOR	— London Interbank Offered Rate
PAC	— Planned Amortization Class
REMIC	— Real Estate Mortgage Investment Conduit

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	27

Legg Mason Western Asset Adjustable Rate Income Fund

Schedule of Written Options
Security	Expiration Date	Strike Rate	Notional Par	Value
Interest rate swaption with Credit Suisse, Put	8/26/14	2.50%	61,364,000	$65,124
Total Written Options (Premiums received — $258,496)				$65,124

See Notes to Financial Statements.

28	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Statement of assets and liabilities

May 31, 2012

Assets:
Investments, at value (Cost — $236,936,671)	$223,410,607
Cash	949
Receivable for securities sold	650,000
Interest receivable	533,278
Principal paydown receivable	104,571
Deposits with brokers for open futures contracts	90,000
Receivable for Fund shares sold	12,807
Prepaid expenses	41,432
Other receivables	17,597
Total Assets	224,861,241

Liabilities:
Payable for securities purchased	1,252,726
Payable for Fund shares repurchased	144,099
Investment management fee payable	104,164
Service and/or distribution fees payable	69,466
Written options, at value (premiums received — $258,496)	65,124
Payable to broker — variation margin on open futures contracts	3,557
Distributions payable	3,021
Accrued expenses	129,614
Total Liabilities	1,771,771
Total Net Assets	$223,089,470

Net Assets:
Par value (Note 7)	$257
Paid-in capital in excess of par value	275,375,492
Undistributed net investment income	79,326
Accumulated net realized loss on investments and futures contracts	(39,026,428)
Net unrealized depreciation on investments, futures contracts and written options	(13,339,177)
Total Net Assets	$223,089,470

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	29

Shares Outstanding:
Class A	17,405,730
Class B	36,550
Class C♦	6,675,631
Class I	1,535,205

Net Asset Value:
Class A (and redemption price)	$8.71
Class B*	$8.47
Class C♦ (and redemption price)	$8.66
Class I (and redemption price)	$8.69
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 2.25%)	$8.91

*	Redemption price per share is NAV of Class B shares reduced by a 5.00% CDSC if shares are redeemed within one year from purchase payment (See Note 2).

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

See Notes to Financial Statements.

30	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Statement of operations

For the Year Ended May 31, 2012

Investment Income:
Interest	$4,355,200

Expenses:
Investment management fee (Note 2)	1,300,680
Service and/or distribution fees (Notes 2 and 5)	876,915
Transfer agent fees (Note 5)	90,275
Audit and tax	62,400
Registration fees	60,664
Shareholder reports	36,155
Legal fees	32,114
Fund accounting fees	23,519
Insurance	6,832
Trustees’ fees	4,092
Custody fees	1,627
Miscellaneous expenses	3,649
Total Expenses	2,498,922
Net Investment Income	1,856,278

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Written Options (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(3,375,755)
Futures contracts	173,407
Net Realized Loss	(3,202,348)
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	2,116,701
Futures contracts	(130,218)
Written options	193,372
Change in Net Unrealized Appreciation (Depreciation)	2,179,855
Net Loss on Investments, Futures Contracts and Written Options	(1,022,493)
Increase in Net Assets from Operations	$833,785

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	31

Statements of changes in net assets

For the Years Ended May 31,	2012	2011

Operations:
Net investment income	$1,856,278	$2,365,445
Net realized loss	(3,202,348)	(3,410,584)
Change in net unrealized appreciation (depreciation)	2,179,855	14,076,415
Increase in Net Assets From Operations	833,785	13,031,276

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(2,111,169)	(3,910,590)
Decrease in Net Assets From Distributions to Shareholders	(2,111,169)	(3,910,590)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	12,947,111	66,257,527
Reinvestment of distributions	2,066,569	3,836,673
Cost of shares repurchased	(52,702,042)	(76,660,861)
Decrease in Net Assets From Fund Share Transactions	(37,688,362)	(6,566,661)
Increase (Decrease) in Net Assets	(38,965,746)	2,554,025

Net Assets:
Beginning of year	262,055,216	259,501,191
End of year*	$223,089,470	$262,055,216
* Includes undistributed net investment income of:	$79,326	$22,203

See Notes to Financial Statements.

32	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$8.74	$8.44	$7.56	$8.83	$9.50

Income (loss) from operations:
Net investment income	0.08	0.09	0.11	0.27	0.42
Net realized and unrealized gain (loss)	(0.02)	0.35	0.90	(1.25)	(0.64)
Proceeds from settlement of a regulatory matter	—	—	0.02	—	—
Total income (loss) from operations	0.06	0.44	1.03	(0.98)	(0.22)

Less distributions from:
Net investment income	(0.09)	(0.14)	(0.15)	(0.29)	(0.45)
Total distributions	(0.09)	(0.14)	(0.15)	(0.29)	(0.45)

Net asset value, end of year	$8.71	$8.74	$8.44	$7.56	$8.83
Total return[2]	0.69%	5.20%	13.66%[3]	(11.20)%	(2.41)%[4]

Net assets, end of year (millions)	$152	$171	$170	$162	$176

Ratios to average net assets:
Gross expenses	0.91%	0.90%	0.90%	0.87%	0.87%
Net expenses[5]	0.91	0.90	0.90	0.87	0.87
Net investment income	0.93	1.03	1.37	3.46	4.56

Portfolio turnover rate	30%	43%	53%	23%[6]	27%[6]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.39%. Class A received $440,897 related to this distribution.

[4]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% and 229% for the years ended May 31, 2009 and May 31, 2008, respectively.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	33

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class B Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$8.50	$8.46	$7.49	$8.74	$9.41

Income (loss) from operations:
Net investment income	0.00 [2]	0.02	0.03	0.22	0.36
Net realized and unrealized gain (loss)	(0.02)	0.34	0.89	(1.24)	(0.65)
Proceeds from settlement of a regulatory matter	—	—	0.13	—	—
Total income (loss) from operations	(0.02)	0.36	1.05	(1.02)	(0.29)

Less distributions from:
Net investment income	(0.01)	(0.32)	(0.08)	(0.23)	(0.38)
Total distributions	(0.01)	(0.32)	(0.08)	(0.23)	(0.38)

Net asset value, end of year	$8.47	$8.50	$8.46	$7.49	$8.74
Total return[3]	(0.19)%	4.27%	14.02%[4]	(11.77)%	(3.15)%[5]

Net assets, end of year (000s)	$310	$482	$672	$1,296	$2,757

Ratios to average net assets:
Gross expenses	1.80%	1.79%	1.75%	1.58%	1.57%
Net expenses[6]	1.80	1.79	1.75	1.58	1.57
Net investment income	0.04	0.18	0.42	2.84	3.93

Portfolio turnover rate	30%	43%	53%	23%[7]	27%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.01 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.27%. Class B received $11,164 related to this distribution.

[5]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% and 229% for the years ended May 31, 2009 and May 31, 2008, respectively.

See Notes to Financial Statements.

34	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C♦ Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$8.70	$8.41	$7.52	$8.78	$9.45

Income (loss) from operations:
Net investment income	0.03	0.04	0.07	0.23	0.37
Net realized and unrealized gain (loss)	(0.03)	0.35	0.89	(1.25)	(0.64)
Proceeds from settlement of a regulatory matter	—	—	0.03	—	—
Total income (loss) from operations	0.00	0.39	0.99	(1.02)	(0.27)

Less distributions from:
Net investment income	(0.04)	(0.10)	(0.10)	(0.24)	(0.40)
Total distributions	(0.04)	(0.10)	(0.10)	(0.24)	(0.40)

Net asset value, end of year	$8.66	$8.70	$8.41	$7.52	$8.78
Total return[2]	0.00%[3]	4.65%	13.21%[4]	(11.69)%	(3.00)%[5]

Net assets, end of year (millions)	$58	$75	$74	$68	$108

Ratios to average net assets:
Gross expenses	1.50%	1.48%	1.47%	1.45%	1.44%
Net expenses[6]	1.50	1.48	1.47	1.45	1.44
Net investment income	0.35	0.46	0.79	2.93	4.04

Portfolio turnover rate	30%	43%	53%	23%[7]	27%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	Amount represents less than 0.005%.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.81%. Class C♦ received $296,958 related to this distribution.

[5]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[6]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% and 229% for the years ended May 31, 2009 and May 31, 2008, respectively.

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

See Notes to Financial Statements.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	35

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2012	2011	2010	2009	2008

Net asset value, beginning of year	$8.72	$8.41	$7.55	$8.81	$9.49

Income (loss) from operations:
Net investment income	0.10	0.10	0.13	0.31	0.45
Net realized and unrealized gain (loss)	(0.02)	0.34	0.89	(1.26)	(0.66)
Total income (loss) from operations	0.08	0.44	1.02	(0.95)	(0.21)

Less distributions from:
Net investment income	(0.11)	(0.13)	(0.16)	(0.31)	(0.47)
Total distributions	(0.11)	(0.13)	(0.16)	(0.31)	(0.47)

Net asset value, end of year	$8.69	$8.72	$8.41	$7.55	$8.81
Total return[2]	0.95%	5.23%	13.63%	(10.88)%	(2.26)%[3]

Net assets, end of year (000s)	$13,344	$15,814	$14,795	$8,588	$16,792

Ratios to average net assets:
Gross expenses	0.65%	0.73%	0.73%	0.61%	0.61%
Net expenses[4]	0.65 [5]	0.73 [5]	0.71 [5,6]	0.61	0.61
Net investment income	1.19	1.16	1.59	3.82	4.85

Portfolio turnover rate	30%	43%	53%	23%[7]	27%[7]

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The investment manager fully reimbursed the Fund for losses incurred resulting from an investment transaction error and/or an investment restriction violation. Without this reimbursement, total return would not have changed.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 133% and 229% for the years ended May 31, 2009 and May 31, 2008, respectively.

See Notes to Financial Statements.

36	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason Western Asset Adjustable Rate Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	37

pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

38	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Long-term investments†:
Corporate bonds & notes	—	$63,501,067	—		$63,501,067
Asset-backed securities	—	38,612,982	—		38,612,982
Collateralized mortgage obligations	—	44,584,246	—		44,584,246
Collateralized senior loans	—	11,566,240	—		11,566,240
U.S. government & agency obligations	—	55,417,458	—		55,417,458
Common stocks	$27,826	260,516	—		288,342
Warrants	—	—	$0	*	0	*
Total long-term investments	$27,826	$213,942,509	$0	*	$213,970,335
Short-term investments†	—	9,440,272	—		9,440,272
Total investments	$27,826	$223,382,781	$0	*	$223,410,607
Other financial instruments:
Futures contracts	$112	—	—		$112
Total	$27,938	$223,382,781	$0	*	$223,410,719

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Other financial instruments:
Written options	—	$65,124	—		$65,124
Futures contracts	$6,597	—	—		6,597
Total	$6,597	$65,124	—		$71,721

†	See Schedule of Investments for additional detailed categorizations.

*	Value is less than $1.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	39

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments in Securities	Collateralized Mortgage Obligations	Collateralized Senior Loans	Common Stocks	Warrants		Total
Balance as of May 31, 2011	$1,204,467	$6,601	$285,106	$0	*	$1,496,174
Accrued premiums/discounts	—	—	—	—		—
Realized gain (loss)	—	—	—	—		—
Change in unrealized appreciation (depreciation)[1]	(9,286)	—	(39,652)	—		(48,938)
Purchases		—	—	—		—
Sales	(157,379)	—	—	—		(157,379)
Transfers into Level 3	—	—	—	—		—
Transfers out of Level 3[2]	(1,037,802)	(6,601)	(245,454)	—		(1,289,857)
Balance as of May 31, 2012	—	—	—	$0	*	$0	*
Net change in unrealized appreciation (depreciation) for investments in securities still held at May 31, 2012	—	—	—	—		—

The Fund’s policy is to recognize transfers between levels as of the end of the reporting period.

*	Value is less than $1.

[1]

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

[2]	Transferred out of Level 3 as a result of the availability of a quoted price in an active market for an identical investment or the availability of other significant observable inputs.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against,

40	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to fluctuations in interest rates. The Fund may also purchase or write options to manage exposure to an underlying instrument or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	41

the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment on the statement of assets and liabilities, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Swaptions are marked-to-market daily based upon quotations from market makers. Changes in the value of the swaption are reported as unrealized gains or losses in the Statement of Operations.

(f) Swap agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional principal amount. Interest rate swaps are marked-to-market daily based

42	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(g) Stripped securities. The Fund invests in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Loan participations. The Fund invests in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(i) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	43

credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2012, the Fund held written options with credit related contingent features which had a liability position of $65,124. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is

44	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(l) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record, and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(n) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(o) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2012, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(p) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-in Capital
(a)	—	$17,116,336	$(17,116,336)
(b)	$312,014	(312,014)	—

(a)	Reclassifications are primarily due to the expiration of a capital loss carry forward.

(b)

Reclassifications are primarily due to differences between book and tax amortization of premium on fixed income securities and losses from mortgage backed securities treated as capital losses for tax purposes.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	45

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company (“Western Asset”) is the Fund’s subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $1 billion	0.550%
Next $1 billion	0.525
Next $3 billion	0.500
Next $5 billion	0.475
Over $10 billion	0.450

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.85%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

The investment manager is permitted to recapture amounts waived or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 2.25% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. There is no CDSC on Class C (to be reclassified as Class C1 shares as of August 1, 2012) shares. However, if you exchange Class C shares (Class C1 shares after August 1, 2012) that were not subject to a CDSC when initially purchased for Class C shares (Class C1 shares after August 1, 2012) of a fund that imposes a CDSC, your CDSC will be measured from the date of your exchange. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment (or within 12

46	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

months for shares purchased prior to August 1, 2012). This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other share of funds sold by LMIS, equal or exceed $500,000 in the aggregate. These purchases do not incur an initial sales charge.

Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares. Class C1 (formerly Class C) shares will not be available for purchase by new or existing investors (except for certain retirement plan programs authorized by LMIS prior to August 1, 2012). Class C1 shares will continue to be available for dividend reinvestment and incoming exchanges.

For the year ended May 31, 2012, LMIS and its affiliates did not receive sales charges on sales of the Fund’s Class A shares. In addition, there were no CDSCs paid to LMIS and its affiliates for the year ended May 31, 2012.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2012, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$46,604,044	$22,541,236
Sales	91,842,617	20,350,572

At May 31, 2012, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,644,433
Gross unrealized depreciation	(16,339,921)
Net unrealized depreciation	$(14,695,488)

During the year ended May 31, 2012, written option transactions for the Fund were as follows:

	Notional Par	Premiums
Written options, outstanding as of May 31, 2011	—	—
Options written	$61,364,000	$258,496
Options closed	—	—
Options expired	—	—
Written options, outstanding as of May 31, 2012	$61,364,000	$258,496

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	47

At May 31, 2012, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. treasury 5-year notes	4	9/12	$496,638	$496,750	$112
Contracts to Sell:
U.S. treasury 5-year notes	78	9/12	17,185,090	17,191,687	(6,597)
Net unrealized loss on open futures contracts					$(6,485)

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2012.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$112

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Written options	$65,124
Futures contracts[2]	6,597
Total	$71,721

[1]

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

[2]

Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2012. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$173,407

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Written options	$193,372
Futures contracts	(130,218)
Total	$63,154

48	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

During the year ended May 31, 2012, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options	$123,000
Futures contracts (to buy)	16,234,690
Futures contracts (to sell)	3,456,563

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B and Class C (to be reclassified as Class C1 shares as of August 1, 2012) shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and Class C (to be reclassified as Class C1 shares as of August 1, 2012) shares calculated at the annual rate of 0.50% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

For the year ended May 31, 2012, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$393,925	$25,518
Class B	3,092	1,675
Class C♦	479,898	62,582
Class I	—	500
Total	$876,915	$90,275

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

6. Distributions to shareholders by class

	Year Ended May 31, 2012	Year Ended May 31, 2011
Net Investment Income:
Class A	$1,628,912	$2,754,765
Class B	695	13,279
Class C♦	292,887	853,817
Class I	188,675	288,729
Total	$2,111,169	$3,910,590

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

7. Shares of beneficial interest

At May 31, 2012, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	49

Transactions in shares of each class were as follows:

	Year Ended May 31, 2012		Year Ended May 31, 2011
	Shares	Amount	Shares	Amount
Class A
Shares sold	697,781	$6,048,912	3,543,583	$30,553,387
Shares issued on reinvestment	185,046	1,598,189	315,595	2,728,693
Shares repurchased	(3,060,646)	(26,418,330)	(4,409,940)	(38,149,509)
Net decrease	(2,177,819)	$(18,771,229)	(550,762)	$(4,867,429)

Class B
Shares sold	3,772	$31,548	38,035	$324,131
Shares issued on reinvestment	73	609	1,348	11,399
Shares repurchased	(23,956)	(201,094)	(62,107)	(532,463)
Net decrease	(20,111)	$(168,937)	(22,724)	$(196,933)

Class C♦
Shares sold	290,101	$2,498,250	1,689,822	$14,584,577
Shares issued on reinvestment	33,211	285,091	96,768	832,502
Shares repurchased	(2,221,808)	(19,123,744)	(2,008,545)	(17,287,693)
Net decrease	(1,898,496)	$(16,340,403)	(221,955)	$(1,870,614)

Class I
Shares sold	508,307	$4,368,401	2,402,994	$20,795,432
Shares issued on reinvestment	21,196	182,680	30,571	264,079
Shares repurchased	(807,071)	(6,958,874)	(2,380,674)	(20,691,196)
Net increase (decrease)	(277,568)	$(2,407,793)	52,891	$368,315

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Class A	Class B	Class C♦	Class I
Daily 6/29/2012	$0.005955	$0.000000	$0.001703	$0.007390

♦	Effective August 1, 2012, Class C shares will be reclassified as Class C1 shares.

The tax character of distributions paid during the fiscal years ended May 31, were as follows:

	2012	2011
Distributions Paid From:
Ordinary income	$2,111,169	$3,910,590

50	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

As of May 31, 2012, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$167,688
Capital loss carryforward*	(37,861,741)
Other book/tax temporary differences(a)	(83,625)
Unrealized appreciation (depreciation)(b)	(14,508,601)
Total accumulated earnings (losses) — net	$(52,286,279)

*	As of May 31, 2012, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
No Expiration	$(8,634,092)**
5/31/2013	(8,149,308)
5/31/2014	(3,051,377)
5/31/2015	(5,957,766)
5/31/2016	(2,860,722)
5/31/2018	(7,083,430)
5/31/2019	(2,125,046)
$(37,861,741)

These amounts will be available to offset any future taxable capital gains.

**	Under the Regulated Investment Company Modernization Act of 2010, the Fund is permitted to carry forward these capital losses for an unlimited period. However, these losses will be required to be utilized prior to the Fund’s other capital losses with the expiration dates listed above. Additionally, these capital losses retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)

Other book/tax temporary differences are attributable primarily to the the tax deferral of losses on straddles, realization for tax purposes of unrealized losses on certain futures contracts, differences between book/tax accrual of interest income on securities in default and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference book/tax cost differences in the treatment of certain securities.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	51

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Plaintiffs agreed to dismiss the case, and a Stipulation of Dismissal with Prejudice was filed with the court on October 20, 2011, terminating the litigation.

*  *  *

On or about May 30, 2006, John Halebian, a purported shareholder of Western Asset New York Tax Free Money Market Fund (prior to May 31, 2010, the Fund was known as Western Asset / CitiSM New York Tax Free Reserves, and prior to June 1, 2009, as CitiSM New York Tax Free Reserves), a series of Legg Mason Partners Money Market Trust, formerly a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant. The complaint alleges both a derivative claim on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the

52	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Notes to financial statements (cont’d)

trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason (the “Derivative Claim”). In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures (the “Putative Class Claims”). The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board.

The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. The complaint was dismissed on July 31, 2007. Mr. Halebian filed an appeal in the U.S. Court of Appeals for the Second Circuit. On December 29, 2009, the U.S. Court of Appeals for the Second Circuit reserved judgment after determining that the propriety of the district court’s dismissal depended upon an unsettled question of Massachusetts state law regarding the statute governing derivative proceedings was better addressed by a Massachusetts court and certified the question to the Massachusetts Supreme Judicial Court.

On August 23, 2010, the Massachusetts Supreme Judicial Court answered the certified question, concluding that a derivative action must be dismissed under applicable state law following a corporation’s independent determination, made in good faith and after reasonable inquiry, that maintenance of the derivative proceeding is not in the best interests of the corporation, regardless whether the derivative complaint has been filed before or after the corporation’s rejection of the shareholder’s demand.

On May 6, 2011, the U.S. Court of Appeals for the Second Circuit affirmed the district court’s dismissal of the Putative Class Claims. With regard to the Derivative Claim, to which the certified question related and as to which the district court granted a motion to dismiss, the Second Circuit vacated the district court’s judgment and

Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report	53

remanded with instructions to the court to convert the motion to dismiss to a motion for summary judgment, and to rule on that motion, after further discovery should the court determine that such further discovery is warranted. On August 4, 2011, the Court held a status conference and granted plaintiff leave to file a motion for particularized discovery, while indicating that any attempt to amend the existing Compliant would be denied. On September 16, 2011, plaintiff filed motions for discovery and to amend the Complaint. Defendants filed oppositions to those two motions on October 27, 2011. Oral argument on the motions was heard on May 11, 2012 and the court reserved judgment.

10. Recent accounting pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU No. 2011-04”). ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements. ASU No. 2011-04 is effective during interim and annual periods beginning after December 15, 2011. Management has evaluated ASU No. 2011-04 and concluded that it does not materially impact the financial statement amounts; however, as required, additional disclosure has been included about fair value measurement.

54	Legg Mason Western Asset Adjustable Rate Income Fund 2012 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Income Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason Western Asset Adjustable Rate Income Fund, a series of Legg Mason Partners Income Trust, including the schedule of investments, as of May 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason Western Asset Adjustable Rate Income Fund as of May 31, 2012, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

July 20, 2012

Legg Mason Western Asset Adjustable Rate Income Fund	55

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason Western Asset Adjustable Rate Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Elliott J. Berv
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	President and Chief Executive Officer, Catalyst (consulting) (since 1984); formerly, Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	World Affairs Council (since 2009); formerly, Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (2001 to 2008); formerly, Director, Lapoint Industries (industrial filter company) (2002 to 2007); formerly, Director, Alzheimer’s Association (New England Chapter) (1998 to 2008)
A. Benton Cocanougher
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	Retired; Dean Emeritus and Professor Emeritus, Texas A&M University (since 2008); Interim Dean, George Bush School of Government and Public Service, Texas A&M University (2009 to 2010); A.P. Wiley Professor, Texas A&M University (2001 to 2008); Interim Chancellor, Texas A&M University System (2003 to 2004); Dean of the Mays Business School, Texas A&M University (1987 to 2001)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Formerly, Director, First American Bank, Texas (1994 to 1999); formerly, Director, Randle Foods, Inc. (1991 to 1999); formerly, Director, Petrolon, Inc. (engine lubrication products) (1991 to 1994)

56	Legg Mason Western Asset Adjustable Rate Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Jane F. Dasher
Year of birth	1949
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Chief Financial Officer, Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Mark T. Finn
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Adjunct Professor, College of William & Mary (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); Principal/Member, Balvan Partners (investment management) (2002 to 2009)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Stephen R. Gross
Year of birth	1947
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1986
Principal occupation(s) during past five years	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1974); Executive Director of Business Builders Team, LLC (since 2005); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)
Richard E. Hanson, Jr.
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1985
Principal occupation(s) during past five years	Retired; formerly Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None

Legg Mason Western Asset Adjustable Rate Income Fund	57

Independent Trustees cont’d
Diana R. Harrington
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Babson Distinguished Professor of Finance, Babson College (since 1992)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Susan M. Heilbron
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1994
Principal occupation(s) during past five years	Retired; formerly, President, Lacey & Heilbron (communications consulting) (1990 to 2002); formerly, General Counsel and Executive Vice President, The Trump Organization (1986 to 1990); formerly, Senior Vice President, New York State Urban Development Corporation (1984 to 1986)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Formerly, Director, Lincoln Savings Bank, FSB (1991 to 1994); formerly, Director, Trump Shuttle, Inc. (air transportation) (1989 to 1990); formerly, Director, Alexander’s Inc. (department store) (1987 to 1990)
Susan B. Kerley
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director and Trustee (since 1990) and Chairman (since 2005) of various series of MainStay Family of Funds (66 funds)
Alan G. Merten
Year of birth	1941
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	President, George Mason University (since 1996)
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	Director, Cardinal Financial Corporation (since 2006); Trustee, First Potomac Realty Trust (since 2005); formerly, Director, Xybernaut Corporation (information technology) (2004 to 2006); formerly, Director, Digital Net Holdings, Inc. (2003 to 2004); formerly, Director, Comshare, Inc. (information technology) (1985 to 2003)

58	Legg Mason Western Asset Adjustable Rate Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
R. Richardson Pettit
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1990
Principal occupation(s) during past five years	Retired; formerly, Duncan Professor of Finance, University of Houston (1977 to 2006); previous academic or management positions include: University of Washington, University of Pennsylvania and Purdue University
Number of funds in fund complex overseen by Trustee	57
Other board memberships held by Trustee during past five years	None
Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) (formerly a registered investment adviser) (since 2002)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	None
Additional Officers:
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason Western Asset Adjustable Rate Income Fund	59

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM (since 2002)

60	Legg Mason Western Asset Adjustable Rate Income Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)
James Crowley Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1966
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Vice President and Controller within the Global Oversight group for certain mutual funds associated with Legg Mason & Co. or its affiliates (2010-2011); formerly, Controller of Security Fair Valuation and Project Management for Legg Mason & Co. or its affiliates (2006 to 2010)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason Western Asset Adjustable Rate Income Fund	61

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2012:

Record date:	Daily
Payable date:	January 2012 through May 2012
Interest from Federal Obligations	4.34%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Please retain this information for your records.

Legg Mason Western Asset

Adjustable Rate Income Fund

Trustees

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

R. Jay Gerken

Chairman

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason Western Asset Adjustable Rate Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Legg Mason Western Asset Adjustable Rate Income Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason Western Asset Adjustable Rate Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2012 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD2224 7/12 SR12-1695

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Stephen R. Gross and Jane F. Dasher, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as “audit committee financial experts,” and have designated Mr. Gross and Ms. Dasher as the Audit Committee’s financial experts. Mr. Gross and Ms. Dasher are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2011 and May 31, 2012 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $51,400 in 2011 and $53,600 in 2012.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2011 and $0 in 2012. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Income Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Income Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,000 in 2011 and $3,400 in 2012. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2011 and 2012; Tax Fees were 100% and 100% for 2011 and 2012; and Other Fees were 100% and 100% for 2011 and 2012.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $0 in 2012.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act .The Audit Committee consists of the following Board members:

Elliott J. Berv

A. Benton Cocanougher

Jane F. Dasher

Mark T. Finn

Stephen R. Gross

Richard E. Hanson, Jr.

Diana R. Harrington

Susan M. Heilbron

Susan B. Kerley

Alan G. Merten

R. Richardson Pettit

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF INCOME SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting; and

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Income Trust

Date: July 23, 2012

By:	/S/ RICHARD F. SENNETT
Richard F. Sennett
Principal Financial Officer of
Legg Mason Partners Income Trust

Date: July 23, 2012